 NEWS

FOR IMMEDIATE RELEASE	Contacts:

Press

Mark Meudt

(703) 246-0525

mmeudt@anteon.com

Investors

Paul Cooksey

(703) 246-0521

pcooksey@anteon.com

ANTEON ANNOUNCES GENERAL DYNAMICS EXTENDS DEADLINE TO CLOSE ACQUISITION

FAIRFAX, VA, April 24, 2006  – Anteon International Corporation (NYSE:ANT) announced today that General Dynamics has extended the April 30, 2006 deadline for completing its proposed acquisition of Anteon to July 31, 2006, under the terms of an acquisition agreement that was announced on Dec. 14, 2005.

The company extended the deadline because the U.S. Department of Justice has not completed its review of the proposed transaction as authorized by the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The companies are cooperating with the Justice Department in its review.

Anteon continues to anticipate that the transaction will be completed by June 30, 2006, as previously announced.

About Anteon

Anteon, headquartered in Fairfax, Virginia, is a leading information technology company serving the U.S. Federal government and international customers.  Anteon designs, integrates, maintains, and upgrades state-of-the-art systems for national defense, intelligence, homeland security, and other high priority government missions.  Anteon provides numerous government clients with the systems integration, strategy and program management, systems engineering, operations services, and simulation and training skills necessary to manage the development and operations of their mission critical systems.  The Company was founded in 1976 and currently employs over 9,500 employees in more than 100 offices worldwide.  Anteon consistently ranks among the top information technology integrators based on independent surveys, and has been named to the Forbes List of the 400 Best Big Companies in 2006, earning distinction on the Forbes Platinum List.  Anteon is listed on the Standards & Poor’s MidCap 400 Index.  For more information, visit www.anteon.com.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Statements herein regarding the proposed transaction between Anteon International Corporation and General Dynamics Corporation, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about Anteon International Corporation management’s future expectations constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Anteon International Corporation’s management and are subject to significant risks and uncertainties. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including: the ability to obtain governmental approvals of the transaction on the proposed terms and schedule. Additional factors that may affect future results are contained in Anteon International Corporation’s filings with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2005, which are available at the SEC’s Web site (http://www.sec.gov). The information set forth herein speaks only as of the date hereof, and Anteon International Corporation disclaims any intention or obligation to update any forward looking statements as a result of developments occurring after the date hereof.

IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC

In connection with the proposed transaction, Anteon International Corporation has filed a definitive Proxy Statement with the SEC and has mailed such final Proxy Statement to its stockholders. INVESTORS AND SECURITY HOLDERS OF ANTEON INTERNATIONAL CORPORATION ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER

RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ANTEON INTERNATIONAL CORPORATION, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders of Anteon International Corporation may obtain copies of the Proxy Statement, as well as other filings with the SEC that may be incorporated by reference into such documents, containing information about Anteon International Corporation, without charge, at the SEC’s Internet site (http://www.sec.gov). These documents may also be obtained for free from Anteon International Corporation by directing a request to Anteon International Corporation, Investor Relations, 3211 Jermantown Road, Fairfax, Virginia 22030-2801 or at Anteon International Corporation’s Investor Relations page on its corporate website at www.anteon.com.

# # #